UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549

                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  November 27, 2000



Commission        Registrant; State of Incorporation;     IRS Employer
File Number       Address; and Telephone Number           Identification Number
-----------       -----------------------------           ---------------------
1-13739           UNISOURCE ENERGY CORPORATION            86-0786732
                  (An Arizona Corporation)
                  One South Church, Suite 100
                  Tucson, AZ  85701
                  (520) 571-4000

1-5924            TUCSON ELECTRIC POWER COMPANY           86-0062700
                  (An Arizona Corporation)
                  One South Church, Suite 100
                  Tucson, AZ  85701
                  (520) 571-4000

Item 5. Other Events
        ------------

      As reported previously, the Arizona Corporation Commission ("ACC") on September 21, 1999, adopted rules relating to the introduction of retail electric competition in Arizona (the "Rules"). Several parties, including certain rural electric cooperatives (the "Cooperatives"), filed lawsuits in Maricopa County Superior Court challenging the Rules.

     On July 12, 2000, a Maricopa Superior Court judge issued a preliminary ruling on the consolidated cases, holding that certain of the Rules were required to be submitted to the Arizona Attorney General for certification, and that the Arizona Constitution requires the ACC to consider the fair value of the property of an Energy Service Provider upon its certification. The ruling was affirmed by the Superior Court on November 1,
2000, pending submission of an amended form of judgment by plaintiffs' counsel. On November 27, 2000, the Superior Court adopted the form of judgment submitted by plaintiffs' counsel as its final judgment in the matter. The Court found the Rules to be unconstitutional and unlawful due to the failure of the Rules to establish fair value rate base for competitive electric service providers and because certain of the Rules were not submitted for certification to the Arizona Attorney General. The Court also invalidated all ACC orders granting certificates of convenience and necessity to competitive electric service providers in Arizona.

     The ACC, RUCO (Residential Utility Consumer Office) and certain large industrial customers have appealed the decision to the Court of Appeals. In addition, the Cooperatives have filed a notice of cross appeal of certain aspects of the decision. Implementation of the judgment is stayed and the Rules remain in effect pending the outcome of the appeals.

     TEP cannot predict the outcome of these appeals or the effect of the judgment, if affirmed upon appeal, on the ultimate introduction of retail electric competition in Arizona or upon the rights and obligations of TEP under the Settlement Agreement approved by the ACC. TEP continues to collect the rates and charges approved in the Settlement Agreement. See TEP's Settlement Agreement and Retail Electric Competition Rules in the Annual Report on Form 10-K for the year ended December 31, 1999.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiary.


                               UNISOURCE ENERGY CORPORATION
                              ----------------------------
                                      (Registrant)


Date: January 11, 2001            /s/   Kevin Larson
                               ----------------------------
                                        Kevin Larson
                               Vice President and Principal
                                     Financial Officer



                              TUCSON ELECTRIC POWER COMPANY
                              -----------------------------
                                      (Registrant)


Date: January 11, 2001            /s/   Kevin Larson
                               ----------------------------
                                        Kevin Larson
                               Vice President and Principal
                                     Financial Officer